SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

COOPER TIRE & RUBBER COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COOPER TIRE & RUBBER COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

        The 2004 Annual Meeting of Stockholders will be held at Urbanski’s, 1500 Manor Hill Road, Findlay, Ohio on Tuesday, May 4, 2004, at 10:00 a.m. Eastern Daylight Time, for the following purposes:

(1)	To elect three (3) Directors of the Company.

(2)	To consider a stockholder proposal relating to stockholder ratification of the Company’s auditors.

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only holders of Common Stock of record at the close of business on March 9, 2004 are entitled to notice and to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

James E. Kline
Vice President, General
Counsel and Secretary

Findlay, Ohio

March 12, 2004

        Please mark, date and sign the enclosed proxy and return it promptly in the enclosed addressed envelope, which requires no postage. In the alternative, you may vote by Internet or telephone. See page 2 of the proxy statement for additional information on voting by Internet or telephone. If you are present and vote in person at the meeting, the enclosed proxy card will not be used.

GENERAL INFORMATION AND VOTING
Purpose of Meeting
Voting
Proxy Matters
AGENDA ITEM 1
ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR
DIRECTORS WHO ARE NOT NOMINEES
AGENDA ITEM 2 STOCKHOLDER PROPOSAL
SUPPORTING STATEMENT
MANAGEMENT STATEMENT IN OPPOSITION
EXECUTIVE COMPENSATION AND RELATED INFORMATION
Compensation Committee Report on Executive Compensation
General Philosophy
Executive Compensation Policies in 2003
Salaries and Annual Bonuses
Long Term Incentive Compensation
1. Cash Bonuses
2. Stock Options
Compensation of Chief Executive Officer
Stock Ownership Guidelines
Summary of Cash and Certain Other Compensation
SUMMARY COMPENSATION TABLE
Stock Option Grants
OPTION GRANTS IN LAST FISCAL YEAR
Option Exercises and Holdings
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
Long-Term Performance Cash Plan
LONG-TERM INCENTIVE PLANS – AWARDS IN LAST FISCAL YEAR
Pension Plans
PENSION PLAN TABLE
Employment Agreements
Compensation of Directors
Five-Year Stockholder Return Comparison
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY, S&P 500 INDEX AND S&P AUTO PARTS & EQUIPMENT - 500 INDEX
MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES
Corporate Governance
Code of Business Conduct and Ethics
Board of Directors
Audit Committee
Compensation Committee
Nominating and Governance Committee
Stockholder Communications With the Board
Director Attendance at the Annual Meeting
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
RELATIONSHIP WITH INDEPENDENT AUDITORS
Audit Fees
Audit-Related Fees
Tax Fees
All Other Fees
Audit Committee Pre-Approval Policies and Procedures
AUDIT COMMITTEE REPORT
BENEFICIAL OWNERSHIP OF SHARES
SECURITY OWNERSHIP OF MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2005
SOLICITATION AND OTHER MATTERS
ANNEX A
COOPER TIRE & RUBBER COMPANY
AUDIT COMMITTEE CHARTER
Purposes
Composition of the Committee
Duties and Responsibilities of the Committee
Meetings of the Committee
Resources and Authority of the Committee
Audit Committee Report
Annual Review of Charter
Annual Performance Evaluation

COOPER TIRE & RUBBER COMPANY

701 Lima Avenue, Findlay, Ohio 45840

March 12, 2004

PROXY STATEMENT

GENERAL INFORMATION AND VOTING

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cooper Tire & Rubber Company (the “Company”) to be used at the Annual Meeting of Stockholders of the Company, which will be held on May 4, 2004, at 10:00 a.m. Eastern Daylight Time, at Urbanski’s, 1500 Manor Hill Road, Findlay, Ohio. This proxy statement and the related form of proxy will be first mailed to stockholders on or about March 23, 2004.

Purpose of Meeting

        The purpose of the Annual Meeting is to obtain stockholder action on the matters outlined in the notice of meeting on the cover page of this proxy statement. These matters consist of (1) the election of three Directors and (2) a stockholder proposal relating to stockholder ratification of the Company’s auditors.

Voting

        Only stockholders who owned their shares at the close of business on March 9, 2004 (the “record date”) will be eligible to vote at the Annual Meeting. As of the record date, there were 74,093,273 shares of Common Stock outstanding. Each stockholder will be entitled to one vote for each share owned.

        The holders of a majority of the Common Stock issued and outstanding, and present in person or represented by proxy, constitute a quorum. Abstentions with respect to a proposal and “broker non-votes” will also be counted to determine whether a quorum is present at the Annual Meeting. “Broker non-votes” occur when certain nominees holding shares for beneficial owners do not vote those shares on a particular proposal because the nominees do not have discretionary authority to do so, and have not received voting instructions with respect to the proposal from the beneficial owners.

        Agenda Item 1. The nominees for election as Directors who receive the greatest number of votes will be elected as Directors. Abstentions and “broker non-votes” are not counted for purposes of the election of Directors. Proxy cards that are signed, but for which no instructions are received, will be voted as recommended by the Board of Directors.

        Agenda Item 2. The stockholder proposal relating to stockholder ratification of the Company’s auditors requires the approval of the holders of a majority of the Common Stock present in person or represented by proxy at the Annual Meeting. Abstentions and “broker non-votes” will have the same effect as a vote against this proposal. Because the proposal is only a request that the Board of Directors take the actions stated in the proposal, approval of this stockholder proposal may not result in the requested action being taken by the Board of Directors.

Proxy Matters

        Stockholders may vote either by completing, properly signing, and returning the accompanying proxy card, or by attending and voting at the meeting. Stockholders of record and participants in certain defined contribution plans sponsored by the Company or a subsidiary of the Company (see below) may also vote by telephone or by the Internet:

•	Stockholders of record may vote by telephone by using a touch-tone telephone to call 1-866-422-0113, or by the Internet by accessing the following website: http://www.computershare.com/us/proxy.

•	Participants in the defined contribution plans sponsored by the Company and listed below may vote by telephone by using a touch-tone telephone to call 1-866-451-9828, or by the Internet by accessing the same website: http://www.computershare.com/us/proxy.

        Voting instructions, including your holder account number and personal proxy access number, are contained on the accompanying proxy card or, in the case of participants in the following defined contribution plans sponsored by the Company or a subsidiary of the Company, voting instruction card:

• Spectrum Investment Savings Plan
• Pre-Tax Savings Plan (Findlay)
• Pre-Tax Savings Plan (Texarkana)
• Pre-Tax Savings Plan (Auburn)
• Cooper-Standard Automotive (Gaylord, MI Plant) UAW Local 388 Savings and Retirement Plan
• Cooper-Standard Automotive (Reid Division) USW Local 3586 Savings and Retirement Plan	• Pre-Tax Savings Plan (Bowling Green – Seal)
• Pre-Tax Savings Plan (Bowling Green – Hose)
• Pre-Tax Savings Plan (Clarksdale)
• Pre-Tax Savings Plan (El Dorado)
• Cooper-Standard Automotive (Athens, GA Plant) USW Local 871 Savings and Retirement Plan
• Nishikawa Standard Company Retirement Plan

Those stockholders of record who choose to vote by telephone or Internet must do so by not later than 11:59 p.m. Eastern Daylight Time on May 3, 2004. All voting instructions from participants in the defined contribution plans sponsored by the Company and listed above must be received by not later than 5:00 p.m. Eastern Daylight Time on April 30, 2004. A stockholder may revoke a proxy by filing a notice of revocation with the Secretary of the Company, or by submitting a properly executed proxy bearing a later date. A stockholder may also revoke a previously executed proxy (including one submitted by Internet or telephone) by attending and voting at the meeting, after requesting that the earlier proxy be revoked. If the shares are held in the name of a bank, broker or other holder of record, the stockholder must obtain a proxy executed in his or her favor from the holder of record to be able to vote at the meeting.

AGENDA ITEM 1

ELECTION OF DIRECTORS

        The Bylaws of the Company provide for the Board of Directors to be divided into three classes. Three Directors are to be elected to the class having terms expiring this year. If elected, each shall serve for a three-year term expiring in 2007 and until their respective successors are elected and qualified.

        Each of the nominees is a Director standing for re-election and has consented to stand for election to a three-year term. In the event that any of the nominees becomes unavailable to serve as a Director, the Board of Directors shall designate a new nominee, and the persons named as proxies will vote for that substitute nominee.

The Board of Directors recommends that stockholders vote FOR the three nominees for Director.

NOMINEES FOR DIRECTOR

ARTHUR H. ARONSON	Former Executive Vice President, Allegheny Teledyne Incorporated

Mr. Aronson, age 68, joined Allegheny Ludlum Corporation, a specialty steel producer, in 1988 as Executive Vice President and was elected a director in 1990. He was elected President and Chief Executive Officer in 1994, and in 1996 was named Executive Vice President of the successor corporation, Allegheny Teledyne Incorporated, where he also served as President of the Metals Segment. Mr. Aronson retired in 1998. Mr. Aronson’s prior business experience includes service as President and Chief Operating Officer of Lukens Steel and as Chief Executive Officer of Cold Metal Products. Mr. Aronson has a Ph.D. degree in Metallurgy from Rensselaer Polytechnic Institute and a B.S. Degree in Metallurgy from the Massachusetts Institute of Technology. He is a trustee of Carnegie Mellon University and a director of Keystone Powder Metal Company, a privately held manufacturer of engineered powder metal parts for automotive and other applications.
Director Since 1995
Nominee for Term to Expire 2007

THOMAS A. DATTILO	Chairman of the Board, President and Chief Executive Officer

Mr. Dattilo, age 52, became employed by the Company as President and Chief Operating Officer and was named a director in January 1999. Effective April 28, 2000, he was elected Chairman of the Board, President and Chief Executive Officer. He had previously been employed at Dana Corporation, an automotive parts manufacturer, since 1977, having been appointed President, Sealing Products in 1998 after serving in senior management positions since 1985. He earned a B.A. degree from The Ohio State University and a J.D. degree from the University of Toledo, and is a graduate of the Harvard Business School Advanced Management Program. Mr. Dattilo is a director of Harris Corporation, the Rubber Manufacturers Association, which he presently serves as Chairman, and the Manufacturers Alliance, which he presently serves as Vice-Chairman.
Director Since 1999
Nominee for Term to Expire 2007

NOMINEES FOR DIRECTOR (CONT.)

BYRON O. POND	Chairman of the Board, Amcast Industrial Corporation

Mr. Pond, age 67, has been Chairman of the Board of Amcast Industrial Corporation since April 2002. Mr. Pond also served as Chief Executive Officer from February 2001 to July 2003 and as President from February 2001 to April 2002. Amcast is a producer of aluminum wheels for the automotive industry and copper fittings for the construction industry. He is the former Chairman of the Board of Arvin Industries, Inc., an automotive parts manufacturer. Mr. Pond joined Arvin in 1986 when it acquired Maremont Corporation, where he served as Chairman of the Board, President and Chief Executive Officer. He was appointed Executive Vice President and a director of Arvin in 1990, was elected President and Chief Operating Officer in 1991, became Arvin’s President and Chief Executive Officer in 1993, and became Chairman of the Board in 1996. Mr. Pond holds a B.S. degree in Business Administration from Wayne State University. He is also a director of Precision Castparts Corporation and GSI Lumonics Inc.
Director Since 1998
Nominee for Term to Expire 2007

DIRECTORS WHO ARE NOT NOMINEES

LAURIE B. BREININGER	President, Americas Bath & Kitchen, American Standard Companies Inc.

Ms. Breininger, age 46, has been President of the Americas Bath & Kitchen business of American Standard Companies Inc. since 2000. American Standard is a global manufacturer of brand-name bathroom and kitchen fixtures and fittings and other products. Prior to joining American Standard, Ms. Breininger served from 1999 to 2000 as Vice President of the Bendix Brake Division of Honeywell International Inc., a diversified manufacturer and provider of aerospace products and services, control technologies, automotive products, power generation systems and other products. Ms. Breininger also previously served at Whirlpool Corporation, a global manufacturer and marketer of major home appliances, where, in her last position, she was Vice President of Marketing. Ms. Breininger graduated from the University of Wisconsin – Madison with a B.A. in Finance and Economics.
Director Since December 2003
Expiration of Term 2005

DENNIS J. GORMLEY	Former Chairman of the Board and Chief Executive Officer, Federal-Mogul Corporation

Mr. Gormley, age 64, joined Federal-Mogul Corporation, an automotive parts manufacturer, in 1963. He held sales management, corporate planning and marketing positions before being named Executive Vice President in 1975. He was elected President, Chief Operating Officer and a director in 1988, Chief Executive Officer in 1989, and Chairman of the Board in 1990. Mr. Gormley has been retired from Federal-Mogul for more than five years. Mr. Gormley graduated from Rensselaer Polytechnic Institute with a B.S.M.E. degree.
Director Since 1991
Expiration of Term 2005

DIRECTORS WHO ARE NOT NOMINEES (CONT.)

JOHN J. HOLLAND	Chairman of the Board and Chief Executive Officer, Butler Manufacturing Company

Mr. Holland, age 54, has been employed by Butler Manufacturing Company since 1980. Butler produces pre-engineered building systems, supplies architectural aluminum systems and components, and provides construction and real estate services for the nonresidential construction market. Mr. Holland has served as Chairman of the Board since 2001 and has been Chief Executive Officer since 1999. He also previously served with Butler as Vice President-Controller, Vice President-Finance, Executive Vice President and President. Mr. Holland holds B.S. and M.B.A. degrees from the University of Kansas. Mr. Holland is also a director of SCS Transportation, Inc. and serves as a director of the National Association of Manufacturers.
Director Since January 2003
Expiration of Term 2006

JOHN F. MEIER	Chairman of the Board and Chief Executive Officer, Libbey Inc.

Mr. Meier, age 56, has been Chairman of the Board and Chief Executive Officer of Libbey Inc., a producer of glass tableware and china, since 1993, when it was spun off by Owens-Illinois Inc., and became a separate public company. From 1990 to 1993, he was a Vice President of Owens-Illinois, Inc. and Executive Vice President and General Manager of its subsidiary, Libbey Glass Inc. His service at Owens-Illinois began in 1970 and included various marketing and sales positions. Mr. Meier received a B.S. degree in Business Administration from Wittenberg University and an M.B.A. degree from Bowling Green State University. He is a trustee of Wittenberg University.
Director Since 1997
Expiration of Term 2006

JOHN H. SHUEY	Former Chairman of the Board, President and Chief Executive Officer, Amcast Industrial Corporation

Mr. Shuey, age 58, joined Amcast Industrial Corporation, a producer of aluminum wheels for the automotive industry and copper fittings for the construction industry, in 1991 as Executive Vice President. He was elected President and Chief Operating Officer in 1993, a director in 1994, Chief Executive Officer in 1995, and Chairman in 1997. Mr. Shuey served as Chairman of the Board, President and Chief Executive Officer through February 2001. Prior to joining Amcast, he held executive positions at The Trane Company, American Standard, and AM International. Mr. Shuey has a B.S. degree in Industrial Engineering and an M.B.A. degree, both from the University of Michigan.
Director Since 1996
Expiration of Term 2006

DIRECTORS WHO ARE NOT NOMINEES (CONT.)

RICHARD L. WAMBOLD	Chairman of the Board, Chief Executive Officer and President, Pactiv Corporation

Mr. Wambold, age 52, has been Chief Executive Officer and President of Pactiv Corporation, a global provider of advanced packaging solutions, since 1999 and Chairman of the Board since 2000. Pactiv was spun off from Tenneco, Inc., a global manufacturing company with operations in automotive parts, specialty packaging and folding carton and containerboard packaging, in 1999. Prior to the spin-off, Mr. Wambold served for 22 years with Tenneco, including as President of Tenneco Packaging in 1999 and as Executive Vice President and General Manager of Tenneco Packaging’s Specialty & Consumer Packaging business group from 1997 to 1999. Mr. Wambold holds a B.A. in Government and an M.B.A. from the University of Texas.
Director Since July 2003
Expiration of Term 2005

Note: The beneficial ownership of the Directors and nominees of the Common Stock of the Company is shown in the table at page 30 of this proxy statement.

AGENDA ITEM 2

STOCKHOLDER PROPOSAL

        The Sheet Metal Workers’ National Pension Fund, beneficial owner of approximately 2,200 shares of the Company’s Common Stock and whose address is Edward F. Carlough Plaza, 601 North Fairfax Street, Suite 500, Alexandria, Virginia 22314, has given notice of its intention to introduce the following resolution at the Annual Meeting and has furnished the following statement in support of the proposal:

        RESOLVED: That the shareholders of Cooper Tire & Rubber (the “Company”) request that the Board of Directors and its Audit Committee adopt a policy that the selection of the Company’s independent auditor be submitted to the Company’s shareholders for their ratification at the Company’s annual meeting.

SUPPORTING STATEMENT

        A Company’s independent auditor has an important duty to the investing public. The American Institute of Certified Public Accountants’ (“AICPA”) Code of Professional Conduct provides in Section 53 — Article II: The Public Interest:

A distinguishing mark of a profession is acceptance of its responsibility to the public. The accounting profession’s public consists of clients, credit grantors, governments, employers, investors, the business and financial community, and others. . .

In discharging their professional responsibilities, members may encounter conflicting pressures from among each of those groups. In resolving those conflicts, members should act with integrity, guided by the precept that when members fulfill their responsibility to the public, clients’ and employers’ interests are best served.

         The U.S. Securities and Exchange Commission recently adopted the Final Rule: Strengthening the Commission’s Requirements Regarding Auditor Independence, Release No. 33-8183, May 6, 2003. As the Commission stated:

The final rules advance our important policy goal of protecting the millions of people who invest in our securities markets in reliance on financial statements that are prepared by public companies and other issuers and that, as required by Congress, are audited by independent auditors. . .

As directed by the Sarbanes-Oxley Act, the rules focus on key aspects of auditor independence: [including] the unique ability and responsibility of the audit committee to insulate the auditor from pressures that may be exerted by management. . .

        We acknowledge the positive contributions of the Sarbanes-Oxley Act to protecting auditor independence through the expanded role of the audit committee. However, we believe that shareholders also have a critically important role to play in protecting auditor independence. While many companies present a management-sponsored proposal seeking shareholder ratification of the auditors, our Company does not.

        Sarbanes-Oxley provides for detailed disclosure of the audit and non-audit fees paid to auditors. By requesting that shareholders vote to ratify our Company’s independent auditor this proposal is intended to give shareholders a means of communicating to the Board and its Audit Committee whether they are satisfied that our auditor is sufficiently independent of management to perform properly its duties.

        The proposal does not infringe on the Audit Committee’s ability to select our Company’s auditor. Rather, it seeks for shareholders the right to ratify or not ratify that choice. The proposal requests that the Board and its Audit Committee adopt a policy concerning auditor ratification. If a majority of shareholders do not ratify the Audit Committee’s selection, we would hope — but the proposal does not mandate — that the policy would provide for the Audit Committee to take the shareholders’ views into consideration and reconsider its choice of auditors. We urge your support for restoring this important right.

MANAGEMENT STATEMENT IN OPPOSITION

        Your Board of Directors believes that this stockholder proposal is not in the best interests of the Company or its stockholders and therefore recommends that you vote AGAINST it for the following reasons.

        The Company’s Audit Committee and Audit Committee Charter satisfy all of the requirements recently introduced by the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission (“SEC”) to safeguard stockholder interests more closely. The Audit Committee is charged in its Charter with assisting the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company’s audit and financial reporting process. One of the Committee’s most important tasks is the selection of an independent auditor to conduct an audit of the Company’s financial statements on an annual basis. In fact, the Sarbanes-Oxley Act of 2002 specifically charges each public company’s audit committee with the direct responsibility for appointing any public accounting firm employed by the company, and directs such public accounting firm to report directly to the audit committee. The independent auditor is ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the stockholders, and thus, the Audit Committee retains the ultimate authority in appointing, evaluating, and where appropriate, replacing the independent auditor.

        The Audit Committee is currently comprised of five directors, all of whom are required by the rules of the NYSE and the Committee’s Charter to be financially literate, and at least one of whom is required to have accounting or related financial management expertise. The Audit Committee meets frequently with the independent auditor and is familiar with the auditor’s abilities and level of independence. The Board of Directors is confident that the Audit Committee is highly qualified to select the Company’s independent auditor, and the Board believes that the Audit Committee should remain solely responsible for selecting the independent auditor without stockholder input.

        Neither federal nor Delaware state law requires the Company to adopt a policy to submit the Committee’s choice of independent auditor to the stockholders for ratification. Without a legal mandate and with a highly educated and experienced Audit Committee, the Board believes that it is counterproductive for the Company to adopt such a policy at this time.

        The affirmative vote of the stockholders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required for approval of this proposal. Because the stockholder proposal is only a request that the Board of Directors take the actions stated in the proposal, approval of this stockholder proposal may not result in the requested action being taken by the Board of Directors.

        The Board of Directors recommends that stockholders vote AGAINST this stockholder proposal.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Committee Report on Executive Compensation

        This report is submitted by all members of the Compensation Committee (the “Committee”) to explain the Committee’s policies with respect to the compensation of the Company’s executive officers in 2003, including the relationship between their compensation and the performance of the Company.

General Philosophy

        The Compensation Committee has determined that to maximize shareholder value, the Company’s executive compensation program should meet the following objectives:

•	Attracting and retaining outstanding executive talent;

•	Providing superior financial rewards when the Company achieves superior financial performance;

•	Providing incentives through cash bonus payments to meet both the Company’s short and longer-term performance objectives; and

•	Aligning the interests of the Company’s executive officers with those of its shareholders with incentive compensation arrangements that reward executives with cash bonuses when aggressive financial performance targets that are likely to drive shareholder value are met or exceeded over annual and longer-term periods, and with equity incentives that will provide significant financial rewards as shareholder value is created through increases in the Company’s stock price.

        To accomplish these objectives, the Company’s executive compensation program consists of four key elements: base salary; incentive compensation based upon meeting designated performance targets over a one-year period; incentive compensation based upon meeting longer-term performance targets over a three-year period; and equity-based compensation, consisting of stock options, and beginning in 2003, restricted stock.

Executive Compensation Policies in 2003

        The Company’s executive compensation program was adopted in its current form in 2000, following the completion by the Company of two major acquisitions that doubled the size of the Company and broadened significantly its product offerings and global presence. The program is structured within the boundaries of the 2001 Incentive Compensation Plan, which was approved by the Company’s stockholders in 2001. The program includes the following components:

•	Targeting the base pay element of the Company’s executive compensation program at median levels for comparable positions at U.S. industrial companies with a comparable level of revenues;

•	Targeting annual and long-term incentive elements of the program at levels based on survey data for publicly held U.S. industrial companies or their component operations comparable in size to those managed by each executive officer;

•	Using return on invested capital as the performance measure for corporate officers in the annual bonus plan; and

•	Rewarding longer-term performance by basing cash incentive compensation over three-year periods on the generation of operating cash flow over the three-year performance period.

        The Committee believes the compensation program reflects the current requirements of the organization and provides a competitive, performance-based compensation system that will not only attract and retain superior management talent, but will motivate and reward those managers to create superior shareholder value.

Salaries and Annual Bonuses

        The base salary of each executive officer of the Company for a particular calendar year, including the year 2003, is determined by the Committee. Each base salary is targeted to be at the median (50th percentile) for the position at U.S. industrial companies similar in size to the Company. The Committee has retained an executive compensation consultant to assist it in determining median compensation levels. The group of industrial companies used as a comparison for determining the base salaries of the Company’s executive officers, as well as the other elements of their compensation package, may include some of the same companies that make up the index that is used in the performance graph set out on page 22 of this proxy statement, but is not the same as the group of companies that make up the index. Variations from the median in the base pay of certain executive officers, if any, are based upon the specific job responsibilities of the position, the job performance of the individual holding the position, the individual’s tenure in the position, and any internal equity considerations that the Committee determines are appropriate.

        The annual bonus of each executive officer is determined by two factors: (1) the percentage of base salary that particular officer will receive if the “performance target” established by the Committee at the beginning of the year for the business unit at which the executive officer is employed is met (this percentage is known as the “target bonus percentage”); and (2) the performance of that business unit relative to the performance target established for the unit by the Committee. For 2003, the performance target was based upon the Company’s return on invested capital (“ROIC”) for executive officers with primarily corporate responsibilities. ROIC is calculated by dividing net operating profit after tax by the sum of long-term debt and shareholders’ equity, as calculated in accordance with a pre-determined formula. ROIC is used for corporate executive officers because of the Committee’s belief that given the Company’s capital structure, improvements in shareholder value are likely to correlate with ROIC to a greater extent than with other performance measurements. The target ROIC is based upon the Company’s cost of capital. For executive officers employed in a business unit of the Company, the performance target is based upon that business unit’s return on assets managed (“ROAM”). ROAM is calculated by dividing (a) income before interest, foreign currency gains or losses, and federal income taxes, by (b) an average of controlled assets. ROAM, like ROIC, is a measurement of employees’ success in utilizing capital resources but, unlike ROIC, focuses on specific assets.

        The performance target for a given year is determined at the beginning of that year by the Committee, based upon its determination of what would constitute an appropriate level of performance for the Company or the business unit. In making that determination, the Committee takes into account the following principal factors:

•	The economic environment in which the Company expects to operate during the year;

•	Expected performance based upon the annual operating plan of the Company, which is reviewed with the Board of Directors prior to the beginning of the year; and

•	The achievement of financial returns sufficient to enhance shareholder value.

        If the performance target applicable to the Company or a particular business unit, in the case of executive officers with operating responsibilities for particular business units of the Company, is met, each officer in that business unit will receive his or her “target bonus percentage.” If the actual performance of the business unit varies from the performance target established by the Committee, the bonus payment will be greater or lesser than the target bonus percentage, depending upon whether actual performance exceeds or falls short of the performance target. For the Company, for 2003, if actual performance was less than 83.7% of the performance target, no bonus was paid. If actual performance equaled 83.7% of the performance target, a bonus equal to 50% of the target bonus percentage was paid. The amount payable increased ratably up to a payout of 100% of the target bonus percentage, if actual performance equaled the performance target. An additional 5.38% of the target bonus percentage was payable for each percentage point by which actual performance exceeds the performance target. The same approach was used for executive officers of business units, except that the minimum and maximum payout thresholds varied among business units. The variations were approved by the Committee at the beginning of the year, based upon factors specific to particular business units. The target bonus percentage is determined for each position based on survey data for publicly held U.S. industrial companies or their component operations comparable in size to that managed by each executive officer.

        In 2003, the actual corporate performance was 77.4% of target performance, resulting in no cash bonuses to corporate executive officers. The performance of the operating units of the Company varied from 32.0% to 110.5% of their performance targets, resulting in payouts that ranged from 0% to 221% of the target bonus percentages of the executives whose annual bonuses are measured by the performance of those units.

Long Term Incentive Compensation

1. Cash Bonuses

        In addition to annual cash bonuses, the Company provides its executive officers with an opportunity to earn additional incentive compensation based upon meeting performance targets established for a three-year period.

        Under the program applicable to 2003 grants (and to grants for the three-year period that ended on December 31, 2003) a “target cash amount” is established each year for each participant, which will be paid in the year following the end of a three-year performance cycle, if performance targets established by the Committee at the beginning of the cycle are met. If the actual performance of a business unit varies from the performance target established for that business unit by the Committee, the actual cash bonus payable will be greater or lesser than the target cash amount, depending upon whether actual performance exceeds or falls short of the performance target. If actual performance is less than 90% of the performance target, no bonus will be paid. If the actual performance equals 90% of the performance target, a bonus equal to 50% of the target cash amount will be paid. That amount will increase by 5% for each percentage point increase in the actual performance of the unit as a percentage of the performance target. If the performance target is exceeded, an additional 10% of the target cash amount will be paid for each percentage point by which the actual performance exceeds the performance target. The “target cash amount” for each position is generally determined in accordance with survey data for publicly held U.S. industrial companies or their component operations comparable in size to that managed by each executive officer.

        Payouts made in February 2004 under the 2001 grants for the three-year performance cycle ending December 31, 2003 were based upon the generation of operating cash flow (net operating profit after tax plus depreciation and amortization) calculated for the Company or a business unit, whichever is applicable to a particular participant, in relation to the operating cash flow targets set by the Committee for the Company and each of its business units. The Committee has determined that improvements in operating cash flow over longer periods of time correlate to increases in shareholder value, and thus has adopted this performance measure for the cash portion of its long-term incentive compensation plan. To provide a greater incentive for outstanding performance, the performance targets have been set at higher levels than were the case prior to 2000, and the amounts attainable if the targets are met have also been set at a higher level. Grants made in 2002 for the 2002-2004 performance period and in 2003 for the 2003-2005 performance period will be measured by the same operating cash flow generation criteria.

        Payouts made in 2004 for the 2001-2003 cycle equaled 63.6% of the target cash amount for participants whose performance targets were based on the operating cash flow of the Company over the three-year period, and from 0% to 270.5% of the target cash amount for participants whose performance targets were based on the operating cash flows of the business units.

2. Stock Options

        Key employees of the Company, including executive officers, are eligible for stock option grants in accordance with plans approved by the stockholders of the Company. In awarding stock options to the Company’s key executives, the Committee intends to provide those executives with a direct opportunity to benefit from long-term increases in shareholder value as reflected in the Company’s stock price. Options under the plan are generally granted for ten-year terms and have traditionally become exercisable in two equal installments, one and two years after they are granted, respectively. For options granted in 2003 and beyond, the Committee has revised the terms of the options to provide that they will become exercisable in four equal annual installments.

        The number of options granted to executive officers in 2003 was designed to provide a benefit equal in value to approximately 70% of the total value of the long-term incentive compensation award made to executive officers. In arriving at this figure, the options granted have been determined using the Black-Scholes valuation method as a guideline.

        The aggregate value of the two elements comprising long-term incentive compensation is intended to deliver competitive compensation for each position and is based on survey data for publicly held U.S. industrial companies or their component operations comparable in size to that managed by each executive officer.

Compensation of Chief Executive Officer

        For the year 2003, Mr. Dattilo’s annualized base salary was $775,000, an increase from $725,000 in 2002. His target bonus percentage used to determine his compensation based on annual results remained at 75% as in 2002. In determining annual base pay as well as incentive compensation level, the Committee reviewed survey data provided by its executive compensation consultant for the compensation levels of chief executive officers of publicly traded U.S. industrial corporations comparable in size to the Company.

        Mr. Dattilo did not receive an annual bonus for the year 2003. He did receive a payout of $413,465 under the performance cash portion of the long-term incentive compensation plan, which represented 63.6% of his target payout under the plan. The Committee decided to make the payment in the form of a restricted stock unit award of 20,924 units. The number of units was determined based on the fair market value of the Company’s common stock on February 4, 2004, the date of the payout. For the 2002-2004 performance period under the performance cash portion of the long-term incentive compensation plan, Mr. Dattilo was granted a target payout of $650,000, the same as the target payout granted to him for the 2001-2003 period. The Committee increased the stock options granted to Mr. Dattilo from 150,000 in 2002 to 157,500 in 2003.

        Except as described above, the levels of base compensation, annual bonus, and long-term incentive compensation, consisting of both stock options and cash compensation for performance over a three-year period, awarded to Mr. Dattilo for the year 2003 were each determined using substantially the same criteria as for other executive officers.

Stock Ownership Guidelines

        The Compensation Committee has established stock ownership guidelines for nine senior executives of the Company, including all of the Named Executive Officers listed in the “Summary Compensation Table” on page 14 of this proxy statement. Under the guidelines, the executives will be required by March 1, 2006 to own stock in an amount equal to a multiple of base salary.

Deductibility of Compensation Over $1 Million

        Regulations issued under Section 162(m) of the Internal Revenue Code provide that compensation in excess of $1 million paid to the Chief Executive Officer and other executive officers named in the proxy statement will not be deductible unless it meets specified criteria for being “performance-based”. The Committee believes the 2001 Incentive Compensation Plan includes provisions that comply with the “performance based” criteria and accordingly should result in the Company retaining the tax deductibility of any amounts earned under this plan in future years.

        Submitted by the Compensation Committee of the Company’s Board of Directors:

Byron O. Pond, Chairman
John F. Meier
Richard L. Wambold

Summary of Cash and Certain Other Compensation

        The following table shows, for the fiscal years ending December 31, 2001, 2002, and 2003, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Mr. Dattilo, Chairman, President, and Chief Executive Officer, and the four most highly compensated executive officers other than Mr. Dattilo who were serving as executive officers as of December 31, 2003 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

		Annual		Long-Term			All Other
		Compensation		Compensation			Compensation(1)

				Restricted Stock	Number of
				and Restricted	Shares
Name and Principal				Stock Unit	Underlying Stock	LTIP(2)
Position	Year	Salary	Bonus	Awards(3)	Option Awards	Payout

Thomas A. Dattilo	2003	$775,000	—	—	157,500	$413,465	$16,028
Chairman of the Board,	2002	725,000	$535,898	—	150,000	195,591	41,811
President and Chief	2001	725,000	—	—	100,000	231,101	6,179
Executive Officer

James S. McElya	2003	449,000	—	—	50,000	76,356	11,980
Vice President and	2002	432,600	292,005	—	50,000	50,600	12,606
President, Cooper-	2001	420,000	—	—	50,000	—	5,100
Standard Automotive

D. Richard Stephens	2003	375,000	—	—	50,000	—	8,360
Vice President and	2002	360,000	142,513	—	50,000	37,302	11,428
President, Cooper Tire	2001	286,000	—	—	40,000	33,336	3,042

Philip G. Weaver	2003	369,000	—	—	50,000	63,610	6,831
Vice President and	2002	355,000	157,443	—	50,000	53,442	15,881
Chief Financial Officer	2001	335,000	—	—	50,000	61,627	3,037

Mark F. Armstrong	2003	314,000	—	—	40,000	—	7,121
Vice President and	2002	305,000	122,445	—	50,000	37,302	9,778
Executive Vice President,	2001	286,000	—	—	40,000	33,336	2,572
Cooper Tire

(1)	Includes total amounts paid or accrued for the indicated fiscal years, consisting of Company matching contributions to the Spectrum Investment Savings Plan (known as the Thrift and Profit Sharing Plan through December 31, 2001), or, in the case of Mr. McElya, the Siebe Automotive Employees’ Profit Sharing Plan 401(k) with respect to contributions made prior to January 1, 2002, when that plan was merged into the Spectrum Investment Savings Plan, and allocations to the Nonqualified Supplementary Benefit Plan, which provides benefits otherwise denied participants in the Spectrum Investment Savings Plan because of Internal Revenue Code limitations on qualified benefits.

(2)	The amounts shown in the 2003 rows represent payouts for the 2001-2003 performance period, the amounts shown in the 2002 rows represent payouts for the 2000-2002 performance period and the amounts shown in the 2001 rows represent payouts for the 1999-2001 period. Mr. McElya did not receive a payout for 2001 because he was not employed by the Company in 1999, when long-term incentive grants for the 1999-2001 performance period were made. The Compensation Committee chose to make the 2003 LTIP payout to Mr. Dattilo in the form of 20,924 restricted stock units the number of which was determined based on the fair market value of the Company’s common stock on February 4, 2004, the date of the payout. These units vest one year from the date of issuance and accrue dividend equivalents. All other payouts for amounts earned during the three years presented were made in cash.

(3)	At December 31, 2003, the number of restricted stock units outstanding and the related market value of those units were: Mr. Dattilo — 33,977 units at $21.47. Dividend equivalents accrue on such units.

Stock Option Grants

        The following table contains information concerning the grant of stock options to the Named Executive Officers during the 2003 fiscal year. All grants were made under the 1998 and 2001 Incentive Compensation Plans. In addition, in accordance with rules of the Securities and Exchange Commission (the “SEC”), a valuation is assigned to each reported option as of the grant date. The ultimate actual value will be determined only by the market value of the Company’s Common Stock at a future date.

OPTION GRANTS IN LAST FISCAL YEAR

					Grant Date
	Individual Grants				Value

	Number of	Percent of
	shares	total options
	underlying	granted to	Exercise		Grant date
	options	employees	price per		present
Name	granted(1)	in fiscal year	share	Expiration date(2)	value(3)

Thomas A. Dattilo	157,500	14.7%	$14.62	February 3, 2013	$688,527
James S. McElya	50,000	4.7	14.62	February 3, 2013	218,580
D. Richard Stephens	50,000	4.7	14.62	February 3, 2013	218,580
Philip G. Weaver	50,000	4.7	14.62	February 3, 2013	218,580
Mark F. Armstrong	40,000	3.7	14.62	February 3, 2013	174,864

(1)	25% of the options became exercisable on each anniversary of the date of grant over a four-year period.

(2)	Subject to earlier expiration if the executive ceases to be an employee of the Company, with specified periods for exercise after termination provided in the event of termination without cause, retirement, or death.

(3)	Calculated using the Black-Scholes option pricing model. Assumptions used in calculating the reported values include (a) an expected volatility based on the daily change in the share price of the Company’s Common Stock for the period February 1, 1996 through February 5, 2003, (b) a weighted average risk-free rate of return of 2.47%, (c) a dividend yield of 2.8%, and (d) a time of exercise based on the earlier of the historical exercise pattern of each individual or the latest permissible date. No adjustments were made for non-transferability or forfeiture.

Option Exercises and Holdings

        The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during 2003 and unexercised options held as of the end of 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of shares		Value of unexercised in-
			underlying unexercised		the-money options
	Shares		options at fiscal year-end		at fiscal year-end(1)
	acquired	Value
Name	on exercise	realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Thomas A. Dattilo	—	—	425,000	232,500	$2,274,057	$1,567,500
James S. McElya	—	—	99,120	75,000	776,969	505,375
D. Richard Stephens	—	—	96,800	75,000	666,298	505,375
Philip G. Weaver	—	—	142,300	75,000	1,012,584	505,375
Mark F. Armstrong	—	—	53,900	60,000	296,743	404,300

(1)	In accordance with SEC rules, this value is based upon the average of the high and low market prices on the New York Stock Exchange on the last trading day of the fiscal year, which was $21.47, less the exercise price. Whether any actual profits will be realized will depend upon whether the shares acquired are sold and the amount received upon any such sale.

Long-Term Performance Cash Plan

        The following table sets forth information with respect to the Named Executive Officers concerning the grant of long-term performance cash awards under the Company’s 2001 Incentive Compensation Plan during the 2003 fiscal year.

LONG-TERM INCENTIVE PLANS – AWARDS IN LAST FISCAL YEAR

	Performance or Other Periods	Threshold	Target
Name	Until Maturation or Payout(1)	Payouts(2)	Payouts(2)

Thomas A. Dattilo	1/1/2003 through 12/31/2005	$325,000	$650,000
James S. McElya	1/1/2003 through 12/31/2005	60,000	120,000
D. Richard Stephens	1/1/2003 through 12/31/2005	55,000	110,000
Philip G. Weaver	1/1/2003 through 12/31/2005	50,000	100,000
Mark F. Armstrong	1/1/2003 through 12/31/2005	45,000	90,000

(1)	Participant must be an employee at the end of the performance period to receive the proceeds of the grant, except that if such participant dies, retires or becomes disabled prior to the end of the performance period, he will receive a prorated award earned based on the portion of the performance period during which he was an employee, and the actual performance of the applicable business for the portion of the performance period through the end of the year in which the executive’s employment terminates.

(2)	Payouts of awards are tied to the achievement over a three-year period of specified levels of “Operating Cash Flow,” which the Company defines as “net operating profit after tax plus depreciation and amortization.” The specified levels for a year are set each year by the Compensation Committee. Performance versus the specified level is determined by dividing the sum of the actual performance for each of the three years of the performance period by the sum of the target performance levels for each of the three years of the performance period. The targeted levels for Messrs. Dattilo and Weaver are based on the Operating Cash Flow of the entire Company. The targeted level for Mr. McElya is based upon the Operating Cash Flow of the Automotive Group. The targeted levels for Messrs. Stephens and Armstrong are based upon the Operating Cash Flow of the Tire Group. No payout will be made unless 90% of the Operating Cash Flow target is met. If that occurs, a payout equal to 50% of the “target payout” set forth in the table will be made. That amount is reflected in the “Threshold Payouts” column of the table. The percentage of the target payout made will increase by 5% for each additional 1% increase in Operating Cash Flow, up to 100% of the Operating Cash Flow target. For each additional 1% by which Operating Cash Flow exceeds the specified target, the executive will receive an additional 10% of his target payout. The maximum payout that can be received by any one individual in respect of a particular award is $6,000,000, less the aggregate amounts of annual bonus received for each of the three years of the performance period.

Pension Plans

        Effective January 1, 2002, the Company established a form of defined benefit pension plan known as a “cash balance plan” (a cash balance plan is a type of non-contributory defined benefit pension plan in which a participant’s benefit is determined as if an individual account had been established for him or her) for all of its non-union employees in the United States, other than those participants in the Company’s existing defined benefit plans who had reached age 40 and had at least 15 years of service with the Company as of January 1, 2002. The plan provides for a participant to have credited to a hypothetical account established for him or her under the plan a percentage of his or her compensation (as defined in the plan) each year, and to have earnings credited each year on the participant’s hypothetical account balance at an interest rate equal to the 30-year Treasury bill rate. The percentage of the participant’s compensation that is credited to his or her hypothetical account each year is based upon the participant’s age and years of service, and increases in increments as the participant’s total age and years of service increase. Participants whose age and years of service do not exceed 35 will be credited with 3% of their compensation. Those whose total age and years of service total between 36 and 50 shall be credited with 4% of their compensation, those whose total age and years of service is between 51 and 65 shall be credited with 5.5% of their compensation, those whose total age and years of service is between 66 and 80 shall be credited with 7.5% of their compensation, and those whose total age and years of service exceeds 80 will be credited with 10% of compensation. A participant in the cash balance plan who was a participant in one of the Company’s prior defined benefit pension plans had credited to his or her hypothetical account in the plan on January 1, 2002 the actuarial equivalent lump sum of the participant’s frozen retirement benefit in the former plan, calculated as of January 1, 2002. Upon retirement, a participant’s benefit under the cash balance plan shall be paid in the form of annuity, or in a lump sum, upon the election of the participant. A participant may receive the amount of his or her benefit in a lump sum payment upon termination of employment at any time. Payment of the benefit in an annuity form may not generally commence until the participant has reached age 55. The amount payable shall not be reduced by any Social Security benefits payable to the participant.

        Non-union employees who were participants in a defined benefit pension plan sponsored by the Company or a subsidiary prior to January 1, 2002, and who had reached age 40 and had 15 or more years of service as of that date, will continue to be covered by the terms of such prior plan. Of the Named Executive Officers, Messrs. Stephens and Armstrong remain covered by a prior plan. The plan in which Messrs. Stephens and Armstrong participate provides a pension based primarily upon the participant’s level of compensation during the last ten years of his or her employment and the number of years of service. The following table shows the amount of pension that a participant can expect to receive upon retirement at age 65 under that plan, and with an election to receive the pension in the form of a straight life annuity, rather than under any of the survivor options contained in the plan. Receiving the benefit under a survivor option would reduce the amount payable to the participant by an actuarially calculated amount, but would permit a surviving spouse or other beneficiary to continue to receive payments under the plan after his or her death. Benefits are not subject to deduction for Social Security or other offset amounts.

PENSION PLAN TABLE

	Years Of Service

Remuneration	15	20	25	30	35	40

$400,000	$90,000	$120,000	$150,000	$180,000	$210,000	$240,000
500,000	112,500	150,000	187,500	225,000	262,500	300,000
600,000	135,000	180,000	225,000	270,000	315,000	360,000
700,000	157,500	210,000	262,500	315,000	367,500	420,000
800,000	180,000	240,000	300,000	360,000	420,000	480,000
900,000	202,500	270,000	337,500	405,000	472,500	540,000
1,000,000	225,000	300,000	375,000	450,000	525,000	600,000
1,100,000	247,500	330,000	412,500	495,000	577,500	660,000
1,200,000	270,000	360,000	450,000	540,000	630,000	720,000
1,300,000	292,500	390,000	487,500	585,000	682,500	780,000
1,400,000	315,000	420,000	525,000	630,000	735,000	840,000
1,500,000	337,500	450,000	562,500	675,000	787,500	900,000
1,600,000	360,000	480,000	600,000	720,000	840,000	960,000
1,700,000	382,500	510,000	637,500	765,000	892,500	1,020,000
1,800,000	405,000	540,000	675,000	810,000	945,000	1,080,000

        “Remuneration” in the table above is the average of a participant’s annual compensation during the highest five out of the last ten years of employment. “Annual compensation” for purposes of the plan includes generally, for executives of the Company, the amount of base salary and annual and long-term incentive compensation earned in a particular year. For purposes of determining a participant’s “annual compensation,” long-term incentive compensation payments for a particular performance period are considered to have been earned ratably over the performance period. As a result, the compensation of Mr. Weaver covered by the plan for the year 2001 is increased by approximately $38,300, or more than 10% from that shown for him in the “Annual Compensation” portion of the “Summary Compensation Table” found on page 14 of this proxy statement, due to the allocation of his long-term incentive payouts (see the applicable column in the Summary Compensation Table) over the three years of the performance periods for which they were earned.

        Any amount shown in the table that exceeds the level of benefits permitted to be paid from a tax-qualified pension plan under the Internal Revenue Code is payable from an unfunded, non-qualified supplemental pension plan sponsored by the Company, such that participants will receive the total pension benefit calculated using the above table. The non-qualified, supplemental plan contains terms that provide, to certain participants in the cash balance plan who are covered by Board-approved executive employment agreements, any difference between the amount of pension payable under the cash balance plan and the amounts that they would have received had they remained covered by the defined benefit pension plan in which they were participating immediately prior to January 1, 2002. Those terms are applicable to Messrs. McElya and Weaver, both of whom were participating in a Company-sponsored defined benefit pension plan immediately prior to January 1, 2002.

        The completed full years of service credited under the applicable pension plan for each of the Named Executive Officers is as follows: Mr. Dattilo – 5; Mr. McElya – 8; Mr. Weaver – 13; Mr. Stephens – 25; and Mr. Armstrong – 25. The estimated monthly pension benefit payable to Mr. Dattilo commencing upon his retirement from the Company at age 65, and payable in the form of a straight life annuity, is $22,800. This assumes a 4% annual increase in his compensation (defined for purposes of this estimate as base salary, 80% of his annual bonus target and 50% of his long-term incentive payout target) from the amount calculated for 2003, and an interest rate credit of 4.93% per year each remaining year until he retires. Because the actual amount of his pension is dependent upon his level of compensation during each of his years of employment and the actual interest rate credited to his hypothetical account in the cash balance plan each year, the actual pension payment to him could be substantially different from what is projected using the above-listed assumptions.

Employment Agreements

        The Company has entered into employment agreements with Messrs. Dattilo, McElya, Weaver and Stephens. Under the agreements, each executive shall remain employed in his present capacity for a specified time, at a base salary not lower than his base salary at the time of execution of the agreement, and generally with all benefits available to executives of the Company as of the date on which the agreements became effective. The initial term of each agreement is four years for Mr. Dattilo and three years for each of the other Named Executive Officers. The term of each agreement shall automatically extend for one additional year each January 1, unless either the Company or the executive gives prior notice of a desire not to extend the term. In no event will the term extend beyond the executive’s 65th birthday. The agreements contain a non-compete provision that extends for two years after any termination of employment.

        The agreements provide that upon involuntary termination of employment without “Cause” or resignation for “Good Reason” prior to the end of the term of the agreement, the executive shall be entitled to a lump sum payment equal to the amount that he would have received over the remainder of the term of his agreement, had he been paid during that period at the rate of his “average compensation.” “Average compensation” shall mean the average of the base salary and annual and long-term incentive compensation received by the executive over the five-year period prior to the year in which his employment terminates.

        In addition, the agreements provide that the executive shall be entitled to (i) continuation of Company-sponsored life, accident and health insurance benefits for the remainder of the term; (ii) a lump sum payment equal to the actuarial equivalent of the difference between (a) the pension benefits that would have accrued under the qualified and non-qualified pension plans of the Company in which he is participating had he continued his employment through the remainder of the term of the agreement, and been fully vested at that time, and (b) the amount of the pension benefits actually accrued at the date of termination; (iii) a lump sum payment equal to the difference between the exercise price of stock options held by the executive officer, regardless of whether they had vested, and the fair market value of the stock subject to such options at the time of termination; and (iv) full vesting and a cash payment equal to the value at the time of termination of any restricted stock units held by the executive. Because of the Company’s desire to retain Mr. Dattilo in his present position, his agreement contains a provision that upon the termination of his employment after December 31, 2003 for any reason other than “Cause,” he shall be entitled to a retention payment, which shall be $125,000 if he leaves the Company at any time in 2004, and shall increase each year thereafter, to a payment of $2,750,000 if he leaves in 2015, the year in which he will reach age 65.

        In addition, the agreements provide that upon termination of the executive’s employment by the Company without Cause, or resignation by the executive for Good Reason during the remaining period of the executive’s employment term that follows a “change in control” of the Company, as the term “change in control” is defined in the agreements, the executive is entitled to a lump sum payment equal to the greater of 1) the amount that he would have received over the remainder of the term of his agreement, had he been paid during that period at the rate of his “average compensation,” as defined above, and 2) three times his annual base salary plus target annual incentive compensation for the year prior to the year in which the change in control occurs. In addition, the executive shall receive all of the benefits described in the previous paragraph, plus lifetime retiree medical and life insurance benefits and outplacement services.

        “Cause” under the agreements generally includes the willful failure of the executive to substantially perform his duties, the commission of a felony, or the engaging by the executive in willful misconduct that is materially injurious to the Company. “Good Reason” generally includes any reduction in salary or benefits, an alteration of the executive’s responsibilities or status, relocation of the executive, the failure of any successor of the Company or its businesses to assume the agreements, or voluntary resignation for any reason within 365 days after a “change in control,” in the case of Mr. Dattilo, and during a 30-day period commencing six months after the “change in control,” in the case of Messrs. McElya, Weaver and Stephens.

        The agreements provide for a tax gross-up for any excise tax due under the Internal Revenue Code for post-termination payments made following a change in control. In addition, all post-termination payments made to an executive under the agreements are conditioned upon the execution by the executive of a release of all claims against the Company.

Compensation of Directors

        The Company paid each Director who was not an employee of the Company an annual retainer in 2003 of $20,000, together with a $3,000 per diem fee for attendance at Board meetings and at Committee meetings not held on the same day as a Board meeting. The fee payable for participation in a telephonic Board or Committee meeting is $1,500. Directors who are employees of the Company receive no additional compensation for serving as Directors. In addition, the Chair of the Audit Committee will receive $5,000 for serving in that capacity, and the Chairs of the Compensation and Nominating and Governance Committees will each receive $4,000 for serving as the heads of those Committees. These amounts reflect the increased importance of the Committees in the Board’s governance of the Company. During 2003, Board meetings were held on seven days, the Audit Committee met on four days other than on the day of a Board meeting, and the Nominating and Governance Committee met twice on days other than the day of a Board meeting.

        Non-employee Directors participate in the 2002 Stock Option Plan for Non-Employee Directors, which was approved by stockholders at the 2002 Annual Meeting. The purpose of the plan is to provide a stock-based component to the Directors’ compensation package to more closely align their compensation with the interests of the Company’s stockholders. Under the plan, Non-Employee Directors receive 2,000 stock options each year. The exercise price for each option is equal to the fair market value of a share of Common Stock on the grant date. Options granted under the plan become exercisable one year after the date of grant and remain exercisable until ten years after the grant date. Prior to 2002, non-employee Directors were granted stock options under a plan adopted in 1991, which provided up to 1,000 shares per year, with the number granted determined in accordance with a formula set forth in the plan. Information regarding unexercised options for each Director is indicated in the table on page 30 of this proxy statement. As of 2002, the Board has also instituted a minimum stock ownership requirement for all Directors. All Directors are required to own at least 5,000 shares of the Company’s Common Stock, excluding options. Directors who do not meet the ownership requirement will have until the end of their second full term as a Director to do so.

        In 1998, stockholders approved the 1998 Non-Employee Directors Compensation Deferral Plan, which permits non-employee Directors to defer some or all of the fees payable to them for service on the Board. Amounts deferred and dividend equivalents are converted into phantom stock units and credited to a bookkeeping account established for this purpose. The number of phantom stock units credited is determined by dividing the amount of the Director’s deferred fees by the fair market value of a share of Company Common Stock as of the date of crediting. A Director’s account will be settled through the delivery of a corresponding number of shares of Common Stock to the Director on the payment date or dates selected by the Director at the time of the Director’s initial deferral election. Payment must commence on the date specified in the deferral election form (or earlier if the Director ceases to be a member of the Board) and be made in either a lump sum or through no more than five annual installments.

Five-Year Stockholder Return Comparison

        The SEC requires that the Company include in its proxy statement a line graph presentation comparing cumulative five-year stockholder returns on an indexed basis with the Standard & Poor’s (“S&P”) 500 Stock Index and either a published industry or line-of-business index or an index of peer companies selected by the Company. The Company in 1993 chose what is now the S&P Auto Parts & Equipment – 500 Index as the most appropriate of the nationally recognized industry standards and has used that index for its stockholder return comparisons in all of its proxy statements since that time. The Company has reviewed the appropriateness of continuing to use this index following the acquisitions of The Standard Products Company and Siebe Automotive, and has concluded that it remains the most appropriate index, in part because it includes both automotive parts and tire companies.

        The following chart assumes three hypothetical $100 investments on December 31, 1998, and shows the cumulative values at the end of each succeeding year resulting from appreciation or depreciation in the stock market price, assuming dividend reinvestment.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

AMONG THE COMPANY, S&P 500 INDEX AND
S&P AUTO PARTS & EQUIPMENT – 500 INDEX

	1998	1999	2000	2001	2002	2003

Cooper Tire & Rubber Company	$100.00	$78.86	$55.29	$85.63	$84.23	$120.38
S&P 500 Index	100.00	121.04	110.02	96.95	75.52	97.18
S&P Auto Parts & Equipment – 500 Index	100.00	78.52	60.09	72.42	65.09	93.66

        The Compensation Committee Report on Executive Compensation that begins on page 9 of this proxy statement, the Comparison of Five-Year Cumulative Total Return Among the Company, S&P 500 Index and S&P Auto Parts & Equipment – 500 Index set forth above, and the Audit Committee Report that begins on page 28 of this proxy statement shall not be deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

Corporate Governance

        The Board of Directors is committed to establishing and maintaining a strong governance structure. In 2000, the Board adopted Governance Guidelines, which were disclosed to stockholders in the proxy statement for the 2001 Annual Meeting of Stockholders. In 2004, the Board amended the Governance Guidelines, which are available at the Investor Relations link on the Company’s website at http://www.coopertireandrubber.com under the heading “Corporate Governance.” The Governance Guidelines address such important governance topics as director independence, the conduct of meetings, the structure and composition of the Board, the Audit, Compensation and Nominating and Governance Committees, Board and Chief Executive Officer evaluations, director education, and succession planning. In addition, the Board has added to its practices the holding of an executive session comprised solely of independent directors at each of its meetings. Stockholders may request a free printed copy of the Company’s Governance Guidelines by contacting:

Cooper Tire & Rubber Company Attention: Director of Investor Relations 701 Lima Avenue Findlay, Ohio 45840 (419) 423-1321

        The Board’s policy is to conduct an annual review of its governance practices, generally at its May meeting, to make certain that those practices remain effective. At its most recent review, the Board, which has considered at its recent meetings the impact of the Sarbanes-Oxley Act, the rules of the Securities and Exchange Commission promulgated under that Act, and the New York Stock Exchange’s Corporate Governance Listing Standards, adopted additional measures necessary to ensure compliance with those mandates, including the adoption of revised committee charters where appropriate, and to enhance the strength of the Board’s existing governance practices.

Code of Business Conduct and Ethics

        The Company’s Board has adopted a written Code of Business Conduct and Ethics for its directors, officers (including the Company’s principal executive officer, principal financial officer, principal accounting officer and controller) and employees. The Company’s Code of Business Conduct and Ethics is available at the Investor Relations link on the Company’s website at http://www.coopertireandrubber.com under the heading “Corporate Governance.” Stockholders may request a free printed copy of the Company’s Code of Business Conduct and Ethics by contacting the address or phone number set forth above under “Meetings of the Board of Directors and its Committees — Corporate Governance.” The Company intends to satisfy the disclosure requirements under Item 10 of Form 8-K regarding certain amendments to or waivers from its Code of Business Conduct and Ethics by filing such required Current Reports on Form 8-K with the SEC, and will make any amended Code of Business Conduct and Ethics available at the Investor Relations link on the Company’s website at http://www.coopertireandrubber.com under the heading “Corporate Governance.”

Board of Directors

        During 2003, the Company’s Board of Directors held five Board meetings (two of which were two-day meetings), six meetings of its Audit Committee (one of which was a two-day meeting), three meetings of its Compensation Committee and two meetings of its Nominating and Governance Committee. Each Director attended more than 75% of the aggregate number of meetings of the Board of Directors and meetings of Committees on which such Director served during the past fiscal year.

Audit Committee

        The Company has a separately designated standing Audit Committee that consists of Directors Shuey (Chairman), Aronson, Breininger, Gormley, and Holland and that was established in accordance with the Securities Exchange Act of 1934. All members have been determined to be “independent,” as defined and required by Section 303.01(B) of the New York Stock Exchange Corporate Governance Standards and Section 10A(m)(3) and Rule 10A-3 under the Exchange Act. The Board has determined that Director Shuey qualifies as the Company’s “audit committee financial expert” due to his business experience and educational background listed on page 5 of this proxy statement. Among other things, this Committee (a) assists the Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s financial statements and compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of the independent auditors and the Company’s internal audit function, and (b) prepares the Committee’s report to be included in this proxy statement. The functions of this Committee are set forth in an Audit Committee Charter, which was adopted by the Board on February 4, 2004, is attached to this proxy statement as Annex A, and is available at the Investor Relations link on the Company’s website at http://www.coopertireandrubber.com under the heading “Corporate Governance.” Stockholders may request a free printed copy of the Audit Committee Charter by contacting the address and phone number set forth above under “Meetings of the Board of Directors and its Committees — Corporate Governance.”

Compensation Committee

        The Compensation Committee is comprised of Directors Pond (Chairman), Wambold and Meier. This Committee approves the remuneration arrangements of the Company’s Chief Executive Officer and other officers, including the corporate financial goals and objectives relevant to such arrangements, approves and administers the Company’s executive compensation plans and arrangements, approves the performance criteria against which performance-based executive compensation payments are measured, and grants cash and stock based awards, stock options, and other benefits as authorized, under any executive compensation plans. The Compensation Committee Charter is available at the Investor Relations link on the Company’s website at http://www.coopertireandrubber.com under the heading “Corporate Governance.” Stockholders may request a free printed copy of the Compensation Committee Charter by contacting the address and phone number set forth above under “Meetings of the Board of Directors and its Committees — Corporate Governance.”

Nominating and Governance Committee

        The Nominating and Governance Committee is comprised of Directors Meier (Chairman), Aronson and Shuey, all of whom are “independent” as that term is used in the New York Stock Exchange’s Corporate Governance Standards. The Committee is responsible for establishing policies and practices in accordance with the Governance Guidelines adopted by the Board of Directors in 2003, recommending the adoption of practices that are beneficial to the proper governance of the Company, and acting on matters arising from time to time that affect the governance of the Company. The nominating functions of the Committee include searching for, evaluating and proposing to the Board for nomination, qualified candidates for Board membership in accordance with the criteria established in the Governance Guidelines. The Nominating and Governance Committee Charter is available at the Investor Relations link on the Company’s website at http://www.coopertireandrubber.com under the heading “Corporate Governance.” Stockholders may request a free printed copy of the Nominating and Governance Committee Charter by contacting the address and phone number set forth above under “Meetings of the Board of Directors and its Committees — Corporate Governance.”

        The Committee will consider candidates for Board membership proposed by stockholders of the Company or other parties. Any recommendation must be in writing, accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and an indication of the consent of the proposed nominee to serve. The recommendation should be addressed to the Nominating and Governance Committee of the Board of Directors, Attention: Secretary, Cooper Tire & Rubber Com-

pany, 701 Lima Avenue, Findlay, Ohio 45840. As of the date of this proxy statement, the Company has not received any Director nominee recommendations from any stockholders.

        The Committee uses a variety of sources to identify candidates for Board membership, including current members of the Board, executive officers of the Company, individuals personally known to members of the Board and executive officers of the Company and, as described above, the Company’s stockholders, as well as, from time to time, third-party search firms. The Committee may consider candidates for Board membership at its regular or special meetings held throughout the year.

        The Committee uses the same manner and process for evaluating every candidate for Board membership regardless of the original source of the candidate’s nomination. Once the Committee has identified a prospective candidate, the Committee makes an initial determination whether to conduct an initial evaluation of the candidate, which consists of an interview by the Chair of the Committee. The Committee currently has not set specific qualifications or criteria for nominees that it proposes for Board membership, but evaluates the entirety of each candidate’s credentials. The Committee believes, however, that the Company will be best served if its Directors bring to the Board a variety of experience and backgrounds and, among other things, demonstrated integrity, executive leadership and financial, marketing or business knowledge and experience. The Chair communicates the results of this initial evaluation to the other Committee members, the Chairman of the Board, the Chief Executive Officer and the General Counsel. If the Committee determines, in consultation with the Chairman of the Board and the Chief Executive Officer, that further consideration of the candidate is warranted, members of the Company’s senior management gather additional information regarding the candidate. The Committee or members of the Company’s senior management then conduct background and reference checks regarding, and any final interviews, as necessary, of, the candidate. At that point, the candidate is invited to meet and interact with the members of the Board who are not on the Committee at one or more Board meetings. The Committee then makes a final determination whether to recommend the candidate to the Board for Board membership.

Stockholder Communications With the Board

        The Company’s Board has adopted a process by which stockholders may send communications to the Board or any of the Directors. Any stockholder who wishes to communicate with the Board or any Director may send a written communication addressed to:

Board of Directors — Stockholder Communication Attention: Secretary Cooper Tire & Rubber Company 701 Lima Avenue Findlay, Ohio 45840

        The Secretary will review and forward each written communication (except, in his sole determination, those clearly of a marketing nature, those better addressed by a specific Company department or those containing complaints regarding accounting, internal auditing controls or auditing matters) to the full Board or the individual Director(s) specifically addressed in the written communication. The Secretary will discard written communications clearly of a marketing nature. Written communications better addressed by a specific Company department will be forwarded to such department, and written communications containing complaints regarding accounting, internal auditing controls or auditing matters will be forwarded to the Chairman of the Audit Committee.

Director Attendance at the Annual Meeting

        The Company’s Board does not have a specific policy regarding Director attendance at the Company’s Annual Meeting. All of the Company’s Directors attended the Company’s 2003 Annual Meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Directors Pond and Meier served as members of the Compensation Committee during all of 2003, and Director Wambold and former Director Dunford each served as members for a portion of 2003. During 2003, none of the members of the Compensation Committee was an officer or employee of the Company or its subsidiaries, or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. Additionally, during 2003, none of the executive officers or Directors of the Company was a member of the board of directors, or any committee thereof, of any other entity such that the relationship would be construed to constitute a committee interlock within the meaning of the rules of the Securities and Exchange Commission.

RELATIONSHIP WITH INDEPENDENT AUDITORS

        Ernst & Young LLP served as the Company’s independent auditor for 2003, and has been appointed by the Audit Committee to continue in that capacity during 2004. The Audit Committee’s decision to appoint Ernst & Young LLP has been ratified by the Board. Ernst & Young LLP has advised the Company that neither the firm nor any of its members or associates has any direct or indirect financial interest in the Company. During 2003, Ernst & Young LLP rendered both audit services, including an audit of the Company’s annual financial statements, and certain non-audit services. There is no understanding or agreement between the Company and Ernst & Young LLP that places a limit on audit fees since the Company pays only for services actually rendered and at what it believes are customary rates. Professional services rendered by Ernst & Young LLP are approved by the Audit Committee both as to the advisability and scope of the service, and the Audit Committee also considers whether such service would affect Ernst & Young LLP’s continuing independence.

Audit Fees

        Ernst & Young LLP’s aggregate fees billed for 2002 and 2003 for professional services rendered by them for the audit of the Company’s annual financial statements, the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, or services that are normally provided in connection with statutory and regulatory filings or engagements for those years, were:

2002 – $1,572,847	2003 – $1,775,987

Audit-Related Fees

        Ernst & Young LLP’s aggregate fees billed for 2002 and 2003 for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, and not reported under “Audit Fees” above, were:

2002 – $290,024	2003 – $309,289

        Audit-related fees included fees for employee benefit plan audits and accounting consultation. In 2002, the Company did not rely on an exception to pre-approval of audit-related services provided by Rule 2-01(c)(7)(i)(C) of Regulation S-X. All audit-related services were pre-approved in 2003.

Tax Fees

        Ernst & Young LLP’s aggregate fees billed for 2002 and 2003 for professional services rendered by them for tax compliance, tax advice and tax planning were:

2002 – $1,498,786	2003 – $1,456,270

        Tax fees included fees for international tax planning and domestic and foreign tax compliance. The fees for both 2002 and 2003 were largely related to a special worldwide tax planning and compliance initiative. In 2002, the Company did not rely on an exception to pre-approval of tax services provided by Rule 2-01(c)(7)(i)(C) of Regulation S-X. All tax services were pre-approved in 2003.

All Other Fees

        Ernst & Young LLP’s aggregate fees billed in 2002 and 2003 for products and services provided by them, other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” were as follows:

2002 – $363,383	2003 – $398,312

        All other fees included primarily fees for global expatriate services. In 2002, the Company did not rely on an exception to pre-approval of all other services provided by Rule 2-01(c)(7)(i)(C) of Regulation S-X. All other services were pre-approved in 2003.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services expected to be performed by the Company’s independent auditor, including the scope of and estimated fees for such services. Requests for audit services, as defined in the policy, must be approved prior to the performance of such services, and requests for audit-related services, tax services and permitted non-audit services, each as defined in the policy, must be presented for approval prior to the year in which such services are to be performed to the extent known at that time. The policy prohibits the Company’s independent auditor from providing certain services described in the policy as prohibited services.

        Generally, requests for independent auditor services are submitted to the Audit Committee by the Company’s Corporate Controller (or other member of the Company’s senior financial management) and the Company’s independent auditor for consideration at the Audit Committee’s regularly scheduled meetings. Requests for additional services in the categories mentioned above may be approved at subsequent Audit Committee meetings to the extent that none of such services are performed prior to their approval. The Chairman of the Audit Committee is also delegated the authority to approve independent auditor services requests provided that the pre-approval is reported at the next meeting of the Audit Committee. All requests for independent auditor services must include a description of the services to be provided and the fees for such services.

        Representatives of Ernst & Young LLP will be present at the Annual Meeting of Stockholders and will be available to respond to appropriate questions and to make a statement if they desire to do so.

AUDIT COMMITTEE REPORT

        This report is submitted by all members of the Audit Committee, for inclusion in this proxy statement, with respect to the matters described in the report.

        The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the requirements of Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90. (Communication with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and considered the compatibility of non-audit services with the auditors’ independence. The Committee has concluded that the independent auditors are in fact independent of the Company.

        The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held six meetings during fiscal year 2003.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

        Submitted by the Audit Committee of the Company’s Board of Directors:

John H. Shuey, Chairman
Arthur H. Aronson
Laurie B. Breininger
Dennis J. Gormley
John J. Holland

BENEFICIAL OWNERSHIP OF SHARES

        The information in the table below sets forth those persons known by the Company to be holders of record of, or who may be the beneficial owners of more than 5% of any class of the Company’s voting securities as of February 17, 2004.

        The table does not include information regarding shares held of record, but not beneficially, by National City Bank, Cleveland, Ohio, the trustee of the Cooper Spectrum Investment Savings Plan and other defined contribution plans sponsored by the Company or a subsidiary of the Company. As of December 31, 2003, those plans held 8,188,273 shares, or 11.1% of the Company’s outstanding stock. The trustee, in its fiduciary capacity, has no investment powers and will vote the shares held in the plans in accordance with the instructions provided by the plan participants. If no such instructions are received by the close of business two days prior to the meeting date, the provisions of the plans direct the trustee to vote such participant shares in the same manner in which the trustee was directed to vote the majority of the shares of the other participants who gave directions as to voting.

	Name and Address of	Amount and Nature of	Percent
Title of Class	Beneficial Owner	Beneficial Ownership	of Class

Common Stock	AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104; three French mutual insurance companies, AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle, 370, rue Saint Honore, 75001 Paris, France and AXA Courtage Assurance Mutuelle, 26, rue Louis le Grand, 75002 Paris, France, as a group; AXA, 25, avenue Matignon, 75008 Paris, France; and their subsidiaries, including Alliance Capital Management L.P. and The Equitable Life Assurance Society of the United States (1)	6,225,982 shs	8.41%

(1)	According to a filing on Schedule 13G with the SEC dated February 13, 2004, the nature of the beneficial ownership consists of sole voting power with respect to 3,051,379 shares, shared voting power with respect to 1,101,492 shares, sole dispositive power with respect to 6,225,982 shares, and shared dispositive power with respect to no shares.

SECURITY OWNERSHIP OF MANAGEMENT

        The information that follows is furnished as of March 9, 2004, to indicate beneficial ownership by all executive officers and Directors of the Company as a group, and each Named Executive Officer and Director individually, of the Company’s Common Stock.

		Amount and Nature
		of Beneficial
Title of Class	Name of Beneficial Owner	Ownership		Percent of Class

Common Stock	All executive officers and Directors as a group	1,463,869	shs (1)	1.95%
Common Stock	Arthur H. Aronson	24,731	shs (2)(3)	*
Common Stock	Mark F. Armstrong	236,604	shs(2)	*
Common Stock	Laurie B. Breininger	0	shs	*
Common Stock	Thomas A. Dattilo	604,721	shs (2)(4)(5)	*
Common Stock	Dennis J. Gormley	7,888	shs(2)	*
Common Stock	John J. Holland	1,817	shs(3)	*
Common Stock	James S. McElya	137,170	shs(2)	*
Common Stock	John F. Meier	16,015	shs (2)(3)	*
Common Stock	Byron O. Pond	21,408	shs (2)(3)	*
Common Stock	John H. Shuey	15,438	shs (2)(3)	*
Common Stock	D. Richard Stephens	147,617	shs(2)	*
Common Stock	Richard L. Wambold	0	shs	*
Common Stock	Philip G. Weaver	200,056	shs(2)	*

*	Less than 1%

(1)	Includes 1,112,563 shares obtainable on exercise of stock options within 60 days following March 9, 2004, which options have not been exercised; 202,674 shares held in the Company’s Spectrum Investment Savings Plan for the account of the executive officers of the Company; 59,127 restricted stock units of which the holders have neither voting nor investment power; and 54,229 phantom stock units of which the holders have neither voting nor investment power. Of the remaining shares, none are subject to shared voting and investment power, and 35,276 are subject to the sole voting and investment power of the holders thereof.

(2)	Includes shares obtainable on exercise of stock options within 60 days following March 9, 2004, which options have not been exercised, as follows: Arthur H. Aronson – 6,449; Mark F. Armstrong – 83,900; Thomas A. Dattilo – 539,375; Dennis J. Gormley – 7,888; James S. McElya – 136,620; John F. Meier – 5,461; Byron O. Pond – 5,234; John H. Shuey – 6,036; D. Richard Stephens – 134,300; and Philip G. Weaver – 179,800.

(3)	Pursuant to the 1998 Non-Employee Directors Compensation Deferral Plan explained on page 21 of this proxy statement, the following Directors deferred fees for service on the Board and have been credited with the following number of phantom stock units as of March 9, 2004: Arthur H. Aronson – 18,282; John J. Holland – 1,817; John F. Meier – 8,554; Byron O. Pond – 16,174; and John H. Shuey – 9,402. The holders do not have voting or investment power over these phantom stock units.

(4)	Includes the following number of restricted stock units for the following executive officer: Thomas A. Dattilo – 54,901. The holder does not have voting or investment power over these restricted stock units. The agreement pursuant to which the restricted stock units were granted provides for accrual of dividend equivalents and deferral of the receipt of the underlying shares until a date selected by the executive at the time of the grant. At that time, the executive’s restricted stock unit account will be settled through delivery to the executive on the date selected of a number of shares of common stock of the Company corresponding to the number of restricted stock units awarded to the executive, plus shares representing the value of dividend equivalents.

(5)	Includes 20,924 restricted stock units paid to Mr. Dattilo, which account for Mr. Dattilo’s 2003 LTIP payout and the number of which was determined based on the fair market value of the Company’s common stock on February 4, 2004, the date of the payout. These units vest one year from the date of issuance and accrue dividend equivalents.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC and the New York Stock Exchange initial reports of ownership and reports of changes in beneficial ownership of Common Stock of the Company. Based upon a review of such reports and the representations of such Directors and executive officers, the Company believes that all reports due during or for the year 2003 were timely filed, except that (1) Mr. Armstrong filed one late report on Form 4 regarding three discretionary transactions that were not reported on a timely basis and (2) due solely to an inadvertent clerical error on the part of the Company, Messrs. Aronson, Holland, Meier, Pond and Shuey each filed one late report on Form 4 regarding the accrual of dividends relating to phantom stock units already held at the end of 2003 (due to a scheduled grant of such units due to service to the Company as a Director).

STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2005

        Any stockholder who intends to present a proposal at the Annual Meeting in 2005 and who wishes to have the proposal included in the Company’s proxy statement and form of proxy for that meeting must deliver the proposal to the Secretary of the Company, at the Company’s principal executive offices, so that it is received not later than November 23, 2004.

SOLICITATION AND OTHER MATTERS

        The Board of Directors is not aware of any other matters that may come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters. The Company intends to use discretionary authority to vote against the stockholder proposal.

        The cost of soliciting proxies will be borne by the Company. In addition to the solicitation by use of the mails, the Company has retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York, to aid in the solicitation of proxies, at an anticipated cost of approximately $7,500, plus expenses. The Company will also reimburse brokers and other persons for their reasonable expenses in forwarding proxy material to the beneficial owners of the Company’s stock. Solicitations may be made by telephone, facsimile or by personal calls, and it is anticipated that such solicitation will consist primarily of requests to brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of shares held of record by such persons. If necessary, officers and other employees of the Company may by telephone, facsimile or personally, request the return of proxies.

        Please mark, execute and return the accompanying proxy, or vote by telephone or Internet, in accordance with the instructions set forth on the proxy form, so that your shares may be voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

James E. Kline
Vice President, General
Counsel and Secretary
March 12, 2004

IMPORTANT:	All stockholders are requested to mark, date, sign and mail promptly the enclosed proxy for which an envelope is provided, or cast their ballots by Internet or telephone.

ANNEX A

COOPER TIRE & RUBBER COMPANY

AUDIT COMMITTEE CHARTER

Purposes

        The purposes of the Committee are to (a) assist the Board of Directors in fulfilling the Board of Directors’ oversight responsibilities with respect to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors and the Company’s internal audit function; and (b) prepare the Committee’s report, made pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), to be included in the Company’s annual proxy statement (the “Audit Committee Report”).

Composition of the Committee

        Number. The Committee shall consist of no fewer than three members.

        Qualifications. Each Committee member shall have all of the following qualifications:

1)	Each Committee member shall meet the independence criteria of (a) the rules of the New York Stock Exchange, Inc. (“NYSE”), as such requirements are interpreted by the Board of Directors in its business judgment and as set forth in the Company’s Corporate Governance Guidelines and (b) Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the Securities and Exchange Commission (“SEC”), including Rule 10A-3 of the Exchange Act and the NYSE.

2)	Each Committee member shall be financially literate or shall become financially literate within a reasonable period of time after his or her appointment to the Committee. Additionally, at least one member of the Committee shall have accounting or related financial management expertise sufficient to meet the criteria of a financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC. The Board of Directors shall determine, in its business judgment and upon the recommendation of the Nominating and Governance Committee, whether a member is financially literate and whether at least one member has the requisite accounting or financial management expertise and meets the financial expert criteria of Section 407 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC. The designation or identification of a person as an audit committee financial expert shall not (a) impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification, or (b) affect the duties, obligations or liability of any other member of the audit committee or board of directors.

3)	Each Committee member shall receive as compensation from the Company only those forms of compensation as are not prohibited by Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the SEC and the NYSE. Permitted compensation includes

(a) director’s fees (which includes all forms of compensation paid to directors of the Company for service as a director or member of a Board Committee) and/or (b) fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company provided that such compensation is not contingent in any way on continued service. Additional directors’ fees may be paid to audit committee members to compensate them for the significant time and effort they expend in performing their duties as audit committee members.

4)	Each Committee member shall serve on no more than three audit committees of public companies (including the Company). If a Committee member simultaneously serves on the audit committee of more than three public companies (including the Company), the Board of Directors must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee. The Company shall disclose any such determination in its annual proxy statement.

        Appointment. The Board of Directors will appoint the members and the Chairman of the Committee based on nominations made by the Company’s Nominating and Corporate Governance Committee. Committee members shall serve at the pleasure of the Board of Directors and for such term or terms as the Board of Directors may determine.

Duties and Responsibilities of the Committee

        The Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s interim financial statements.

        The Committee is directly responsible for the appointment, termination, compensation, retention, evaluation and oversight of the work of the Company’s independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

        In performing its responsibilities, the Committee shall:

1)	Retain the Independent Auditors: The Committee has the sole authority to (a) retain and terminate the Company’s independent auditors, (b) approve all audit engagement fees, terms and services, and (c) approve any non-audit engagements with the Company’s independent auditors. The Committee is to exercise this authority in a manner consistent with Sections 201, 202 and 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing standards promulgated thereunder by the SEC and the NYSE. The Committee may delegate the authority to grant any pre-approvals required by such sections to one or more members of the Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

2)	Review and Discuss the Auditors’ Quality-Control: The Committee is to, at least annually, obtain and review a report by the independent auditors describing (a) the audit firm’s internal quality-control procedures, and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

3)	Review and Discuss the Independence of the Auditors: In connection with the retention of the Company’s independent auditors, the Committee is to, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors. The Committee is responsible for (a) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, (b) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors, and (c) taking appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence. in connection with the Committee’s evaluation of the auditors’ independence, the Committee shall also review and evaluate the lead partner of the independent auditors and take such steps as may be required by law with respect to the identification and regular rotation of the audit partners serving on the Company’s audit engagement team.

4)	Set Hiring Policies: The Committee is to set hiring policies for employees or former employees of the independent auditors, which include the restrictions set forth in Section 206 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC.

5)	Review and Discuss the Audit Plan: The Committee is to review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

6)	Review and Discuss Conduct of the Audit: The Committee is to review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management’s response, including (a) any restriction on audit scope or on access to requested information, (b) any disagreements with management, and (c) significant issues discussed with the independent auditors’ national office. The Committee is to decide all unresolved disagreements between management and the independent auditors regarding financial reporting.

7)	Review and Discuss Financial Statements and Disclosures: The Committee is to review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including (a) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and (b) the disclosures regarding internal controls and other matters required by Sections 302 and 404 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC.

8)	Review and Discuss Earnings Press Releases: The Committee is to review and discuss earnings and other financial press releases (including any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies (which review may occur after issuance and may be done generally as a review of the types of information to be disclosed and the form of presentation to be made).

9)	Review and Discuss Internal Audit Plans: The Committee is to review and discuss with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities, including adequacy of staffing and compensation.

10)	Review and Discuss Internal Audit Reports: The Committee is to review and discuss with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the annual report of the audit activities, examinations and results thereof of the internal auditing department.

11)	Review and Discuss the Systems of Internal Accounting Controls: The Committee is to review and discuss with the independent auditors, the senior internal auditing executive, the General Counsel and, if and to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs the adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices which shall include (a) the disclosures regarding internal controls and matters required by Sections 302 and 404 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC, and (b) a review with the independent auditors of their opinion on the effectiveness of management’s assessment of internal controls over financial reporting and the independent auditor’s analysis of matters requiring modification to management’s certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

12)	Review and Discuss the Recommendations of Independent Auditors: The Committee is to review and discuss with the senior internal auditing executive and the appropriate members of the staff of the internal auditing department recommendations made by the independent auditors and the senior internal auditing executive, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee.

13)	Review and Discuss the Audit Results: The Committee is to review and discuss with the independent auditors (A) the report of their annual audit, or proposed report of their annual audit, (B) the accompanying management letter, if any, (C) the reports of their reviews of the Company’s interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and (D) the reports of the results of such other examinations outside of the course of the independent auditors’ normal audit procedures that the independent auditors may from time to time undertake. The foregoing shall include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC and, as appropri-

ate, a review of (a) major issues regarding (i) accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and (ii) the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

14)	Obtain Assurances under Section 10A(b) of the Exchange Act: The Committee is to obtain assurance from the independent auditors that in the course of conducting the audit, there have been no acts detected or that have otherwise come to the attention of the audit firm that require disclosure to the Committee under Section 10A(b) of the Exchange Act.

15)	Discuss Risk Management Policies: The Committee is to discuss guidelines and policies with respect to risk assessment and risk management to assess and manage the Company’s exposure to risk. The Committee should discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures.

16)	Obtain Reports Regarding Conformity With Legal Requirements and the Company’s Code of Business Conduct and Ethics: The Committee is to periodically obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. The Committee is to review and discuss reports and disclosures of insider and affiliated party transactions. The Committee should advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

17)	Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies: The Committee is to establish procedures for (A) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; (B) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the SEC and the NYSE; and (C) the confidential receipt, retention and consideration of any report of evidence of a material violation (within the meaning of Rule 205 of the Rules of Practice of the SEC) (“Material Violations”).

18)	Discuss With General Counsel Matters Regarding Financial Statements or Compliance Policies: The Committee should discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

19)	Review and Discuss Other Matters: The Committee should review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

20)	Make Board Reports: The Committee should report its activities regularly to the Board of Directors in such manner and at such times as the Committee and the Board of Directors deem appropriate, but in no event less than once a year. Such report shall include a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function.

21)	Maintain Flexibility: The Committee, in carrying out its responsibilities, policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

Meetings of the Committee

        The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Chairman of the Committee shall, in consultation with the other members of the Committee, the Company’s independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing agenda therefor and supervising the conduct thereof. The Committee may also take any action permitted hereunder by unanimous written consent.

        The Committee may request any Officer or employee of the Company or the Company’s outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall meet with the Company’s management, the internal auditors and the Independent auditors at least once each quarter in separate private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believe should be discussed privately.

Resources and Authority of the Committee

        The Committee shall have the resources and authority appropriate to discharge its responsibilities as required by law, including the authority to engage independent counsel and other advisors as the Committee deems necessary to carry out its duties. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.

        The Company will provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to the Company’s independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, (ii) compensation to independent counsel or any other advisors employed by the Committee, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Audit Committee Report

        The Committee will prepare, with the assistance of management, the independent auditors and outside legal counsel, the Audit Committee Report.

Annual Review of Charter

        The Committee will conduct and review with the Board of Directors annually an evaluation of this Charter and recommend any changes to the Board of Directors. The Committee may conduct this charter evaluation in such manner as the Committee, in its business judgment, deems appropriate.

Annual Performance Evaluation

        The Committee will conduct and review with the Board of Directors annually an evaluation of the Committee’s performance with respect to the requirements of this Charter. This evaluation should also set forth the goals and objectives of the Committee for the upcoming year. The Committee may conduct this performance evaluation in such manner as the Committee, in its business judgment, deems appropriate.

COOPER TIRE & RUBBER COMPANY

NOTICE

of Annual Meeting of Stockholders
and Proxy Statement

May 4, 2004

IMPORTANT:

All stockholders are requested to mark, date, sign and mail promptly the enclosed proxy for which an envelope is provided, or cast their ballots by Internet or telephone.

+

000000 0000000000 0 0000
COOPER TIRE & RUBBER COMPANY
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6	C 1234567890 J N T

[ BAR CODE ]	[ BAR CODE ]

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote “FOR” the nominees listed below.

		For	Withhold
01	- Arthur H. Aronson	☐	☐
02	- Thomas A. Dattilo	☐	☐
03	- Byron O. Pond	☐	☐

B Other Proposal

The Board of Directors recommends a vote “AGAINST” the following stockholder proposal.

		For	Against	Abstain
2.	To request that the Board of Directors of Cooper Tire & Rubber Company (the “Company”) and its Audit Committee adopt a policy that the selection of the Company’s independent auditor be submitted to the Company’s shareholders for their ratification at the Company’s annual meeting.	☐	☐	☐

3.	In their discretion, the proxies named herein are also authorized to take action upon any other business that may properly come before the Annual Meeting, or any reconvened meeting following an adjournment or postponement of the Annual Meeting.

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

		/	/

1 U P X     H H H     P P P P     0031561

+

Proxy — Cooper Tire & Rubber Company

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF COOPER TIRE & RUBBER COMPANY FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON MAY 4, 2004

The undersigned hereby appoints Thomas A. Dattilo, James E. Kline and Philip G. Weaver, or any of them or their substitutes, as proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and vote, as designated herein, all the shares of common stock of Cooper Tire & Rubber Company held of record by the undersigned at the close of business on March 9, 2004, with all powers that the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held at Urbanski’s, located at 1500 Manor Hill Road, Findlay, Ohio, on Tuesday, May 4, 2004, at 10:00 a.m. E.D.T., and at any reconvened meeting following adjournments or postponements of the Annual Meeting. In their discretion, the proxies are authorized to take action in accordance with their judgment upon any other business that may properly come before the Annual Meeting, or any reconvened meeting following adjournments or postponements of the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is indicated, this proxy will be voted “FOR” each of the director nominees named herein and “AGAINST” the stockholder proposal. The proxies are authorized to take action upon any other business that may properly come before the Annual Meeting, or any reconvened meeting following adjournments or postponements of the Annual Meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be voted on the reverse side)

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 Hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-866-422-0113 in the United States or	•	Go to the following web site:
	Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.		WWW.COMPUTERSHARE.COM/US/PROXY

•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

C0123456789	12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Daylight Time, on May 3, 2004.

THANK YOU FOR VOTING

+

000000 0000000000 0 0000
COOPER TIRE & RUBBER COMPANY
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6	C 1234567890 J N T

[ BAR CODE ]	[ BAR CODE ]

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors
1. The Board of Directors recommends a vote “FOR” the nominees listed below.

		For	Withhold
01	- Arthur H. Aronson	☐	☐
02	- Thomas A. Dattilo	☐	☐
03	- Byron O. Pond	☐	☐

B Other Proposal

The Board of Directors recommends a vote “AGAINST” the following stockholder proposal.

		For	Against	Abstain
2.	To request that the Board of Directors of Cooper Tire & Rubber Company (the “Company”) and its Audit Committee adopt a policy that the selection of the Company’s independent auditor be submitted to the Company’s shareholders for their ratification at the Company’s annual meeting.	☐	☐	☐

3.	In their discretion, the proxies named herein are also authorized to take action upon any other business that may properly come before the Annual Meeting, or any reconvened meeting following an adjournment or postponement of the Annual Meeting.

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

		/	/

1 U P X     H H H     P P P P     0031561

+

Proxy — Cooper Tire & Rubber Company

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF COOPER TIRE & RUBBER COMPANY FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON MAY 4, 2004

The undersigned hereby appoints Thomas A. Dattilo, James E. Kline and Philip G. Weaver, or any of them or their substitutes, as proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and vote, as designated herein, all the shares of common stock of Cooper Tire & Rubber Company held of record by the undersigned at the close of business on March 9, 2004, with all powers that the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held at Urbanski’s, located at 1500 Manor Hill Road, Findlay, Ohio, on Tuesday, May 4, 2004, at 10:00 a.m. E.D.T., and at any reconvened meeting following adjournments or postponements of the Annual Meeting. In their discretion, the proxies are authorized to take action in accordance with their judgment upon any other business that may properly come before the Annual Meeting, or any reconvened meeting following adjournments or postponements of the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is indicated, this proxy will be voted “FOR” each of the director nominees named herein and “AGAINST” the stockholder proposal. The proxies are authorized to take action upon any other business that may properly come before the Annual Meeting, or any reconvened meeting following adjournments or postponements of the Annual Meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be voted on the reverse side)

+

000000 0000000000 0 0000
COOPER TIRE & RUBBER COMPANY
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6	C 1234567890 J N T

[ BAR CODE ]	[ BAR CODE ]

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote “FOR” the nominees listed below.

		For	Withhold
01	- Arthur H. Aronson	☐	☐
02	- Thomas A. Dattilo	☐	☐
03	- Byron O. Pond	☐	☐

B Other Proposal

The Board of Directors recommends a vote “AGAINST” the following stockholder proposal.

		For	Against	Abstain
2.	To request that the Board of Directors of Cooper Tire & Rubber Company (the “Company”) and its Audit Committee adopt a policy that the selection of the Company’s independent auditor be submitted to the Company’s shareholders for their ratification at the Company’s annual meeting.	☐	☐	☐

3.	In their discretion, the proxies named herein are also authorized to take action upon any other business that may properly come before the Annual Meeting, or any reconvened meeting following an adjournment or postponement of the Annual Meeting.

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

		/	/

1 U P X     H H H     P P P P     0031561

+

Proxy — Cooper Tire & Rubber Company

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF COOPER TIRE & RUBBER COMPANY FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON MAY 4, 2004

To: National City Bank, Trustee under certain defined contribution plans (the “Plans”) sponsored by Cooper Tire & Rubber Company or a wholly owned subsidiary.

Pursuant to the applicable terms of the Plan in which I, the undersigned, am a participant, I hereby direct the Trustee to vote (in person or by proxy) all shares of common stock of Cooper Tire & Rubber Company held in my account under the Plan at the close of business on March 9, 2004 at the Annual Meeting of Stockholders to be held at Urbanski’s, located at 1500 Manor Hill Road, Findlay, Ohio, on Tuesday, May 4, 2004, at 10:00 a.m. E.D.T., and at any reconvened meeting following adjournments or postponements of the Annual Meeting, in accordance with instructions given by me on the opposite side of this voting instruction card.

This voting instruction card allows participants in the following defined contribution plans sponsored by Cooper Tire & Rubber Company (or one of its subsidiaries) to direct the Trustee to vote the shares of common stock of Cooper Tire & Rubber Company held in their accounts under such Plans in accordance with these instructions:

          •  Spectrum Investment Savings Plan
          •  Pre-Tax Savings Plan (Findlay)
          •  Pre-Tax Savings Plan (Texarkana)
          •  Pre-Tax Savings Plan (Auburn)
          •  Pre-Tax Savings Plan (Bowling Green — Seal)
          •  Pre-Tax Savings Plan (Bowling Green — Hose)
          •  Pre-Tax Savings Plan (Clarksdale)
          •  Pre-Tax Savings Plan (El Dorado)
          •  Cooper-Standard Automotive (Gaylord, MI Plant) UAW Local 388 Savings and Retirement Plan
          •  Cooper-Standard Automotive (Reid Division) USW Local 3586 Savings and Retirement Plan
          •  Cooper-Standard Automotive (Athens, GA Plant) USW Local 871 Savings and Retirement Plan
          •  Nishikawa Standard Company Retirement Plan

This voting instruction card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is indicated, the Trustee will vote in the same manner in which the Trustee is directed to vote the majority of the aggregate shares held by Plan participants. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting, or any reconvened meeting following adjournments or postponements of the Annual Meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, YOU WILL NEED TO MARK THE “FOR” BOXES FOR PROPOSAL 1 AND THE “AGAINST” BOX FOR PROPOSAL 2.

PLEASE VOTE, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be voted on the reverse side)

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 Hours a day 7 days a week!
Instead of mailing your voting instruction card, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-866-451-9828 in the United States or	•	Go to the following web site:
	Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.		WWW.COMPUTERSHARE.COM/US/PROXY

•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

C0123456789	12345

If you vote by telephone or the Internet, please DO NOT mail back this instruction card.

Voting instructions submitted by mail, telephone or the Internet must be received by 5:00 p.m., Eastern Daylight Time, on April 30, 2004.

THANK YOU FOR VOTING